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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         -------------------------------




                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2001

                            DIAMETRICS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)



          Minnesota                     0-21982                  41-1663185
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                  2658 Patton Road, Roseville, Minnesota 55113
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 639-8035
                                                           ---------------

                                 Not Applicable
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 4 Pages

                         Exhibit Index Appears on Page 4

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)      Exhibits
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                  Exhibit No.   Description
                  -----------   -----------

                     99.1       Press release dated April 20, 2001

Item 9.  Regulation FD Disclosure.
         ------------------------

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Diametric Medical, Inc.'s announcement regarding preliminary earnings results for the first quarter of 2001, as presented in a press release of April 20, 2001.

                                Page 2 of 4 Pages
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 24, 2001

                                           DIAMETRICS MEDICAL, INC.



                                           By: /s/ Laurence L. Betterley
                                              ----------------------------------
                                               Laurence L. Betterley
                                               Chief Financial Officer

                                Page 3 of 4 Pages
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                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

    99.1          Press release dated April 20, 2001


                                Page 4 of 4 Pages